UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
September 12, 2017
(Date of earliest event reported)

Commission file number 1-7810
Energen Corporation
(Exact name of registrant as specified in its charter)

Alabama	63-0757759
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

605 Richard Arrington Jr. Boulevard North, Birmingham, Alabama	35203-2707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
(205) 326-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant t Section 13(a) of the Exchange Act ☐.

Item 7.01 Regulation FD Disclosure

The Lead Independent Director and the Chief Executive Officer and Chairman of Energen Corporation ("Energen") have met with representatives of Corvex Management LP ("Corvex") to better understand Corvex’s views, including those discussed in its Schedule 13D filed May 31, 2017, and subsequent amendments.

Corvex has made clear that it believes it is entitled to call a special meeting of Energen shareholders for the purposes of expanding the company’s Board of Directors ("Board") and electing directors to fill the vacancies created by such expansion. Energen, an Alabama corporation headquartered in Birmingham, believes that its articles of incorporation ("Charter") and Alabama corporate law do not permit Corvex to call a special meeting of shareholders for such purposes. Accordingly, on September 12, 2017, Energen filed for a declaratory judgment and injunctive relief from the Circuit Court of Jefferson County, Alabama. It is important for this issue to be resolved in order for Energen to determine how to proceed without taking or permitting actions inconsistent with law and Energen’s governing documents.

Energen’s Board and management team remain focused on the continued successful execution of our strategy. In the second quarter, we delivered outstanding well performance while we continued to drive down operating costs and G&A. We also continued to execute on our bolt-on acquisition program, acquiring more than 9,700 net acres in the first six months of 2017. We are confident that Energen is well-positioned to continue delivering strong results.

The Energen Board is comprised of nine highly qualified and experienced directors, all of whom, other than our Chief Executive Officer, are independent. Energen has added seven new independent directors in the last five years, including four new independent directors in the last two years.

Energen expects to have further discussions with Corvex as we pursue our common goal of enhancing shareholder value.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION

Date:	September 12, 2017	By:	/s/ J. David Woodruff
J. David Woodruff
Vice President, General Counsel and Secretary of Energen Corporation

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